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                                 EXHIBIT 23


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports included or incorporated by reference in this Annual Report on Form 10-K, into Georgia-Pacific Corporation's previously filed Registration Statement No. 2-93184; Registration Statement No. 2-99381; Registration Statement No. 2-97165; Registration Statement No. 2-99380; Registration Statement No. 2-76072; Registration Statement No. 2-68688; Registration Statement No. 33-5964; Registration Statement No. 33-16528; Registration Statement No. 33-18482; Registration Statement No. 33-21018; Registration Statement No. 33-23776; Registration Statement No. 33-25446; Registration Statement No. 33-26985; Registration Statement No. 33-11341; Registration Statement No. 33-37930; Registration Statement No. 33-38561; Registration Statement No. 33-48331; Registration Statement No. 33-48329; Registration Statement No. 33-48330; Registration Statement No. 33-34810; Registration Statement No. 33-39693; Registration Statement No. 33-43453; Registration Statement No. 33-45892; Registration Statement No. 33-48041; Registration Statement No. 33-51182; Registration Statement No. 33-52815; Registration Statement No. 33-52823; Registration Statement No. 33-62498; Registration Statement No. 33-58664; Registration Statement No. 33-65208; Registration Statement No. 33-48328; Post-Effective Amendment No. 1 to Registration Statement No. 2-64516; and Post-Effective Amendment No. 5 (with respect to the 1974 Employee Stock Option Plan), Post-Effective Amendment No. 6 (with respect to the Savings and Capital Growth
Plan); Post-Effective Amendment No. 7 (with respect to the Savings and Capital Growth Plan) to Registration Statement No. 2-53427; Registration Statement No. 33-59057; Registration Statement No. 33-60933; Registration Statement No. 33-60127 and Registration Statement No. 33-64673.



                                                       /s/ ARTHUR ANDERSEN LLP
                                                       ARTHUR ANDERSEN LLP

Atlanta, Georgia
March 12, 1996